                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ___________________________

                                  FORM 8-K/A


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 31, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


          Delaware                   0-16102                59-2840783
(State or Other Jurisdiction        Commission           (I.R.S. Employer
    or Incorporation or             file number            Identification
       Organization)                                         Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------


     On January 31, 1997, the Registrant consummated the acquisition of the Donno Company, Inc., Suffolk Waste Systems, Inc., and Residential Services, Inc. and NRT Realty Corp. (Collectively referred to as "Companies") pursuant to the terms of a Reorganization Plan and Agreement dated December 31, 1996, by and among Norman Taylor, Thomas King, Robert Donno ("Shareholders"), Eastern Environmental Services, Inc. ("Registrant"), and Eastern Waste of Long Island, Inc. ("EWLI"). EWLI is a wholly owned subsidiary of the Registrant. The description of the acquisition transaction set forth herein is qualified in its entirety by the Reorganization Plan and Agreement. The Reorganization Plan and Agreement is incorporated as Exhibit 10.1

     Pursuant to the Reorganization Plan and Agreement, the Companies were acquired by Eastern Waste of Long Island, Inc., resulting in the Shareholders receiving 1,137,951 shares of the Registrant's common stock, $.01 par value, in exchange for all issued and outstanding shares of the Companies. The shares of the Registrant's common stock were valued at $9.00 per share (which exceeded the closing price of the Registrant's common stock at the date of the Reorganization Plan and Agreement) representing aggregate consideration of $10,241,559. No cash was paid to the Shareholders for the acquisition of the shares of the Companies. The business combination is to be accounted for using the pooling of interest method. The Registrant has agreed to register the stock for resale under the Securities Act of 1933 within 120 days of the date of closing pursuant to the terms of the Registration Rights included within the Reorganization Plan and Agreement as Section 6.2.

     At the date of closing of the Reorganization Plan and Agreement, the Registrant assumed approximately $708,000 of outstanding indebtedness of the Companies.

     The merger includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholders in the waste collection, transfer and disposal business. The Registrant intends to continue to use the acquired assets for this purpose. The Shareholders were hired by the Registrant to oversee the Companies operations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS
         ----------------------------------

(A)    COMBINED FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

       DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC., AND RESIDENTIAL SERVICES AND N.R.T. REALTY CORP.

       Independent Auditors' Report
       Combined Balance Sheets as of June 30, 1996, 1995 and 1994.
       Combined Statements of Income and Retained Earnings for the years ended June 30, 1996, 1995 and 1994.
       Combined Statements of Cash Flows for the years ended June 30, 1996, 1995 and 1994.
       Notes to Combined Financial Statements

       Combined Balance Sheet as of December 31, 1996 (Unaudited.)
       Combined Statement of Income and Retained Earnings for the six months ended December 31, 1996 (Unaudited.)
       Combined Statement of Cash Flows for the six months ended December 31, 1996 (Unaudited.)


(B)    EASTERN ENVIRONMENTAL SERVICES, INC.

       Pro forma Consolidated Statement of Operations for the years ended June 30, 1996, 1995 and 1994 (Unaudited.)
       Pro forma Consolidated Statement of Operations for the six months ended December 31, 1996 (Unaudited.)
       Pro forma Consolidated Balance Sheet as of December 31, 1996 (Unaudited.)

(C)    EXHIBITS

* 10.1 Reorganization Plan and Agreement dated December 31,1996, between Norman Taylor, Thomas King, Robert Donno, Eastern Environmental Services, Inc., and Eastern Waste of Long Island, Inc. and amendment thereto.

  23.1 Consent of Paternostro, Callahan and DeFreitas, LLP

________________________________________________________________________________
       * Incorporated by reference.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EASTERN ENVIRONMENTAL SERVICES, INC.



     Date: July 10, 1997          By:  /s/ Louis D. Paolino, Jr.
                                       -------------------------
                                           Louis D. Paolino, Jr.
                                           President

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                         Combined Financial Statements
                         June 30, 1996, 1995 and 1994

                  (With Independent Auditors' Report Thereon)

                        "Independent Auditors' Report"



To the Board of Directors and Shareholders
Donno Company, Inc., Suffolk Waste Systems, Inc. and
 Residential Services and N.R.T. Realty Corp.

Gentlemen:

We have audited the accompanying combined balance sheets of Donno Company, Inc. and affiliates as of June 30, 1996, 1995 and 1994, and the related statements of income and retained earnings and cash flows for the years ended June 30, 1996, 1995 and 1994. The combined financial statements include the financial statements of Donno Company, Inc. (an "S" corporation), Suffolk Waste Systems, Inc. (an "S" corporation) combined for 1996 with Residential Services (a joint venture) and N.R.T. Realty Corp. (an "S" corporation). These companies are related through common ownership and management. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the combined financial statements referenced to above present fairly, in all material respects, the financial position of Donno Company, Inc., and affiliates at June 30, 1996, 1995 and 1994 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ PATERNOSTRO, CALLAHAN & DE FREITAS, LLP
March 3, 1997

             DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC. AND
                 RESIDENTIAL SERVICES AND N.R.T. REALTY, INC.

                            Combined Balance Sheets

                                                 ASSETS
                                                                                                    June 30,
                                                                                  -------------------------------------------
                                                                                        1996            1995          1994
                                                                                        ----            ----          ----
CURRENT ASSETS:
  Cash and cash equivalents (Note Aa, B)                                          $   1,135,529       2,021,674     1,094,655
  Marketable securities, at lower of cost or market (Note Ad)                           340,375             -         155,985
  Accounts receivable (less allowance for doubtful
    accounts of $69,060, $66,187 and $79,004 in 1996, 1995 and 1994)                    530,809         457,698     1,046,326
  Prepaid expenses and other current assets (Note C)                                    168,690         224,175       142,795
  Shareholders advances                                                                     -               -          25,000
                                                                                  -------------       ---------     ---------
  TOTAL CURRENT ASSETS                                                                2,175,403       2,703,547     2,464,761
                                                                                  -------------       ---------     ---------
PROPERTY, PLANT AND EQUIPMENT, AT COST: (NOTE AB)
  Land                                                                                  182,500         182,500       182,500
  Building                                                                              710,970         710,970       710,970
  Equipment                                                                           5,087,976       4,239,035     4,033,150
  Furniture, fixtures and improvements                                                  354,506         346,257       334,181
                                                                                  -------------       ---------     ---------
  TOTAL PROPERTY, PLANT AND EQUIPMENT                                                 6,335,952       5,478,762     5,260,801

  LESS: ACCUMULATED DEPRECIATION                                                      4,295,544       4,251,634     4,136,747
                                                                                  -------------       ---------     ---------
  NET PROPERTY, PLANT AND EQUIPMENT                                                   2,040,408       1,227,128     1,124,054
                                                                                  -------------       ---------     ---------
OTHER ASSETS:
  Deposits and advances                                                                   2,525           1,500            25
  Cash surrender value of life insurance policies                                        66,300          62,544        59,175
  Prepaid pension cost (Note J)                                                         190,295         194,581       158,806
  Investment Residential Services of Suffolk (Note Hb)                                   80,544              -             -
                                                                                  -------------       ---------     ---------
  TOTAL OTHER ASSETS                                                                    339,664         258,625       218,006
                                                                                  -------------       ---------     ---------
  TOTAL ASSETS                                                                        4,555,475       4,189,300     3,806,821
                                                                                  =============       =========     =========

                                         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Notes payable to bank (Note D)                                                        250,000         300,000            -
  Current installments of long-term debt (Note F)                                       159,865          21,945        61,811
  Accounts payable                                                                      590,637         454,750       638,554
  Accrued expenses and other current liabilities (Note E)                               329,621         134,389       103,987
                                                                                  -------------       ---------     ---------
  TOTAL CURRENT LIABILITIES                                                           1,330,123         911,084       804,352

Long-term debt, net of current installments (Note F)                                    641,263         131,510       153,456

OTHER LIABILITIES:
  Environmental remediation (Note G)                                                    335,680
                                                                                  -------------       ---------     ---------
  TOTAL LIABILITIES                                                                   2,307,066       1,042,594       957,808
                                                                                  -------------       ---------     ---------
STOCKHOLDERS' EQUITY
  Common stock; voting                                                                  568,060         568,060       568,060
  Common stock; non-voting                                                              710,841         710,841       710,841
  Additional paid-in-capital                                                            332,689         332,689       332,689
  Retained earnings                                                                     636,819       1,535,116     1,237,423
                                                                                  -------------       ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                                                          2,248,409       3,146,706     2,849,013
                                                                                  -------------       ---------     ---------
CONTINGENCIES (NOTE G)

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         4,555,475       4,189,300     3,806,821
                                                                                  =============       =========     =========

                             "The Accompanying Notes are an Integral Part of this Combined Statement"





             DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC. AND
                 RESIDENTIAL SERVICES AND N.R.T. REALTY, INC.

              COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS

                                                                            TWELVE MONTHS ENDED JUNE 30,
                                                               ---------------------------------------------------------
                                                                    1996                1995                    1994
                                                                    ----                ----                    ----
REVENUES                                                       $ 11,364,994           13,285,570              12,833,093
                                                               ------------           ----------              ----------
OPERATING EXPENSES
        Salaries, excluding officers'                             3,087,966            3,609,739               3,344,424
        Incineration and disposal                                 4,468,597            4,944,874               5,446,647
        Truck operations                                            979,008              979,648                 872,740
        Depreciation and amortization (Note Ab)                     227,867              191,281                 245,750
        Taxes                                                       386,126              435,966                 408,820
        Insurance                                                   789,951              769,333                 793,433
        Group insurance and hospitalization                         428,159              459,560                 412,980
        Interest                                                     36,507               23,498                  20,205
        Pensions                                                    118,446              114,951                 177,335
        Advertising and promotion                                    60,099               68,154                  52,974
        Maintenance                                                  38,029               38,790                  26,172
        Office                                                      104,901               87,755                  90,379
        Uniforms                                                     18,488               21,133                  18,895
        Legal and accounting                                        106,091               58,368                  27,537
        Heating and electricity                                      43,849               36,087                  38,268
        Other                                                        31,821               32,000                  35,141
        Unusual charges:
           Union severence settlement (Note K)                      330,762                    -                       -
           Environmental remediation (Note G)                       335,680                    -                       -
                                                               ------------           ----------              ----------
        TOTAL OPERATING EXPENSES                                 11,592,347           11,871,137              12,011,700
                                                               ------------           ----------              ----------
        OPERATING PROFIT BEFORE OFFICERS' SALARIES                 (227,353)           1,414,433                 821,393

        OFFICERS' SALARIES                                          538,860              522,600                 455,160
                                                               ------------           ----------              ----------
        OPERATING PROFIT                                           (766,213)             891,833                 366,233
                                                               ------------           ----------              ----------
OTHER INCOME:
        Interest and dividend income                                 55,125               55,798                  41,904
        Other, net                                                   73,191               36,471                  20,381
                                                               ------------           ----------              ----------
        Total other income                                          128,316               92,269                  62,285
                                                               ------------           ----------              ----------
        NET INCOME BEFORE INCOME TAXES                             (637,897)             984,102                 428,518

        Less: income taxes (Note Ac)                                  2,400               32,409                  17,486
                                                               ------------           ----------              ----------
        NET INCOME (LOSS)                                          (640,297)             951,693                 411,032

        Retained earnings at beginning of year                    1,535,116            1,237,423               1,136,591

        Dividends declared and paid                                (258,000)            (654,000)               (369,000)

        Prior period adjustment                                           -                    -                  58,800
                                                               ------------           ----------              ----------
        RETAINED EARNINGS AT END OF YEAR                            636,819            1,535,116               1,237,423
                                                               ============           ==========              ==========

   "The Accompanying Notes are an Integral Part of this Combined Statement"

             DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC. AND
                 RESIDENTIAL SERVICES AND N.R.T. REALTY, INC.

                       COMBINED STATEMENT OF CASH FLOWS

                                                                                Twelve Months Ended June 30,
                                                                       ------------------------------------------
                                                                            1996           1995           1994
                                                                            ----           ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                                     $ (640,297)        951,693        411,032

        Adjustments to reconcile net income (loss) to net
           cash provided by operating activities
              Depreciation                                                227,867         191,281        245,750
              Loss (gain) on sale of property                              10,812         (14,200)       (17,359)
              Unrecognized loss (gain) on marketable securities            (7,164)
              (Increase) decrease in prepaid pension cost                   4,286         (35,775)        35,270

        Changes in current assets and liabilities:
           Accounts receivable                                            (73,111)        588,628       (593,322)
           Prepaid expenses and other current assets                       55,485         (56,379)        49,079
           Accounts payable and accrued expenses                          326,119        (153,402)       108,834
           Other liabilities                                              335,680
                                                                     ------------       ---------      ---------
              Net cash provided by operating activities                   239,677       1,471,846        239,284
                                                                     ------------       ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
        Capital expenditures                                           (1,076,392)       (294,356)      (119,471)
        Proceeds from sale of equipment                                    24,433          14,200         33,768
        Investments made, marketable securities                          (479,919)                      (327,057)
        Investments sold, marketable securities                            66,164         155,985        447,366
        (Increase) decrease in other assets                                   219          (4,844)         1,600
                                                                     ------------       ---------      ---------
              Net cash (used in) investing activities                  (1,465,495)       (129,015)        36,206
                                                                     ------------       ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Proceeds from issuance of notes and loans                       1,100,510         430,000              -
        Repayments of notes and loans                                    (502,837)       (191,812)      (120,190)
        Cash dividends to stockholders                                   (258,000)       (654,000)      (369,000)
                                                                     ------------       ---------      ---------
              Net cash (used in) financing activities                     339,673        (415,812)      (489,190)
                                                                     ------------       ---------      ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     (886,145)        927,019       (213,700)

        Cash and cash equivalents at beginning of year                  2,021,674       1,094,655      1,308,355
                                                                     ------------       ---------      ---------
        CASH AND CASH EQUIVALENTS AT END OF YEAR                        1,135,529       2,021,674      1,094,655
                                                                     ============       =========      =========

Supplemental disclosures (Note I)


   "The Accompanying Notes are an Integral Part of this Combined Statement"

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

FORMATION AND BUSINESS ACTIVITY

     The combined financial statements include the accounts of Donno Company, Inc., Suffolk Waste Systems, Inc. and for 1996 Residential Services and N.R.T. Realty Corp. (the Companies). The companies, with the exception of N.R.T. Realty Corp., are engaged in the waste collection and disposal business. A major portion of the Companies revenues are derived from contracts with municipalities, which are renewable over periods of one to five years. N.R.T Realty Corp. holds title to commercial real estate which it rents exclusively to the Companies. All significant inter-company balances and transactions have been eliminated in the combination.(Note M)

     CAPITALIZATION:

          DONNO COMPANY, INC.
               Common stock, voting, $11,283.185 par value. Authorized 100 shares; issued and outstanding 50 shares.
               Common stock, non-voting, $11,283.185 par value.  Authorized 100 shares; issued and outstanding 50 shares.
          SUFFOLK WASTE SYSTEMS, INC.
               Common stock, voting, no par value. Authorized 200 shares; issued and outstanding 30 shares
          N.R.T. REALTY CORP.
               Common stock, voting, no par value.  Authorized 200 shares;
                    issued and outstanding 30 shares

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The financial statements of Donno Company, Inc. have been prepared on the accrual basis of accounting. The significant policies are described below to enhance the usefulness of the financial statements to the reader.

     a.   Cash and Cash Equivalents
          -------------------------

          For purposes of the statement of cash flows, the Companies considers all certificates of deposit and short-term, highly liquid investments that are readily convertible to known amounts of cash and so near maturity that they present insignificant risk of changes in value because of changes in interest rates to be cash equivalents. (Note B)

     b.   Depreciation and Amortization
          -----------------------------

          The Companies follows the practice of capitalizing major expenditures for property, plant and equipment. These assets are stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the assets. Depreciation and amortization relating to property, plant and equipment amounted to $227,867 in 1996, $191,281 in 1995 and $245,750 in 1994.

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: - CONTINUED

     c.   Income Taxes
          ------------

          The Companies, excluding Residential Services (a joint venture), with the consent of their shareholders, have elected under the Internal Revenue Code to be "S" corporations. In lieu of corporation income taxes, the shareholders of an "S" corporation are taxed on their proportionate share of the corporation's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company is subject to a New York State tax law which provides for a corporate income tax based on the difference between the projected tax liability computed on a "C" corporation basis versus the projected tax liability computed on an individual basis. No provisions have been made to the accompanying combined financial statements based on timing differences between book and taxable income, the results deemed insignificant to the financial statement presentation.

     d.   Investments
          -----------

          Marketable securities are stated at the aggregate of lower of cost or market. The aggregate cost was $360,422. at June 30, 1996 and $155,955 at June 30, 1994.

     e.   Environmental Liabilities and Expenditures
          ------------------------------------------

          Accruals for environmental matters are recorded in operating expenses when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Accrued liabilities are exclusive of claims against third parties and are not discounted. In general, cost related to environmental remediation are charged to expense unless the cost increases the value of the property in which case they would be capitalized.

NOTE B - CASH AND CASH EQUIVALENTS:

     Included in cash and cash equivalents are the following certificates of deposit at June 30,:

     Donno Company, Inc.
     ------------------
                                                    1996           1995            1994
                                                  ---------      ---------       ---------
              Purchase date                        05/10/96       03/09/95       06/09/94
              Maturity date                        11/08/96       09/07/95       12/08/94
              Interest rate                            4.20%          5.25%          3.40%
              Amount                              $ 500,000      $ 800,000      $ 600,000

     Suffolk Waste Systems, Inc.
     ---------------------------

              Purchase date                                       04/10/95
              Maturity date                                       07/10/95
              Interest rate                                           4.50%
              Amount                                             $ 300,000

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE C - PREPAID EXPENSES AND OTHER CURRENT ASSETS:

     Donno Company, Inc.
     -------------------
                                                                1996                  1995               1994
                                                               -------              -------             ------
          Performance bonds                                    $      5,072            43,458             41,080
          Workers compensation                                       48,595            94,793             41,823
          Liability insurance                                        10,419            21,103             13,215
          Real estate taxes                                          29,983            29,009             27,954
          Advances                                                    1,115             1,540                  -
          Corporate income taxes                                          -                 -              2,277

     Suffolk Waste Systems, Inc.
     ---------------------------

          Performance bonds                                          50,410               750              5,235
          Workers compensation                                       11,348            29,896              6,449
          Liability insurance                                         8,317             1,972              2,603
          Corporate income taxes                                      3,035               672                  -
          Advances                                                      200                 -                  -

     N.R.T. Corp.
     ------------

          Deferred expenses                                             196               982              2,159
                                                               ------------      ------------       ------------

               Totals                                               168,690           224,175            142,795
                                                               ============      ============       ============

NOTE D - SHORT-TERM DEBT:

     On June 25, 1996, Donno Company executed a $250,000 note with the Bank of New York. The note matures in 136 days and interest accrues at the rate of 5.20%.

     On June 14, 1995, Suffolk Waste Systems, Inc. executed a $300,000 note with the Bank of New York. note matures in 26 days and interest accrues at the rate of 5.50%.

NOTE E - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES:

     Donno Company, Inc.
     -------------------
                                                                  1996                 1995                1994
                                                                  ----                 ----                ----
          Garnishes                                            $        230                 -                  -
          Union dues                                                    336                34                  -
          Security deposits                                           7,200             7,200              7,200
          Sales taxes                                                13,632             9,745             15,141
          Accrued compensation                                       18,605            36,377             28,039
          Accrued vacation                                           37,120            47,080             47,075
          Accrued union severance                                   203,748                 -                  -
          Accrued legal fees                                         25,000                 -                  -
          Income taxes                                                1,193                 -                  -

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE E - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES: - CONTINUED

     Suffolk Waste Systems, Inc.
     ---------------------------
                                                               1996                    1995               1994
                                                              ------                  ------             ------
          Union dues                                                  1,376                 -              400
          Income taxes                                                  163            23,332              549
          Accrued compensation                                       10,989             2,588            1,295
          Accrued vacation                                           10,029             8,033            4,288

     N.R.T. Corp.
     ------------

          Security deposits                                           5,000            10,000           10,000
                                                               ------------      ------------     ------------

               Totals                                               304,621           134,389          103,987
                                                               ============      ============     ============

NOTE F - LONG-TERM DEBT:

     A summary of long-term debt is as follows:

                                                                  1996               1995             1994
                                                                 -------            ------           ------
     Donno Company, Inc.
     -------------------

     Promissory notes:
          The Bank of New York, equipment loan
           Requires constant monthly payments of
           $9,112 plus interest at 1.0% over prime.
           Final installment due on or about Jan. 2001         $   501,138               -                   -

          Navistar Financial Services, equipment loan
           Requires constant monthly payments of $2,421
           including interest at 9.25%.  Final installment
           due on or about Jun. 2000.                              114,444               -                   -

          Navistar Financial Services, equipment loan
           Requires constant monthly payments of $3,926
           including interest at 9.25%.  Final installment
           due on or about Jun. 2000.                              185,546               -                   -

     Settlement (Note X)
          The State of New York
           Requires three annual installments of $28,333
           including interest.  Final installment due on or
           about Nov. 1994                                               -               -              28,333

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE F - LONG-TERM DEBT: - CONTINUED

                                                                1996                1995               1994
                                                               ------              ------             ------
     N.R.T. Realty Corp.
     -------------------

     Promissory notes:
          Bennu Waste Management, Inc., real estate loan
            Requires constant monthly payments of
            $2,660 including interest at 9.0%
            Loan refinanced by Donno Company, Inc. Jun. 96.        -              150,651            168,150

          Shareholder loans, unsecured
            Requires constant monthly payments of
            $1,418 including interest at 9.0%
            Final installment due on or about Aug. 1995            -                2,804              18,784
                                                                ---------         ---------          ---------

                     Total long-term debt                        801,128          153,455             215,267

                     Less: current installments                  159,865           21,945              61,811
                                                                ---------         ---------          ---------

                     Net long-term debt                          641,263          131,510             153,456
                                                                =========         =========          =========

     Combined scheduled principal payments on long-term debt as of June 30, 1996 are as follows:

                                Year ended June 30,
                                        1997                          $         159,865
                                        1998                                    164,747
                                        1999                                    170,094
                                        2000                                    175,959
                                        2001                                    130,463
                                                                      -----------------
                                        Total                                   801,128
                                                                      =================

NOTE G - OTHER LIABILITIES:

     The companies are subject to various contingencies pursuant to environmental laws and regulations that in the future may require the companies to take action to correct the effects on the environment of prior disposal practices or releases of chemicals or petroleum substances by the companies or other parties. The companies have accrued for certain environmental remediation activities consistent with the policy set forth in Note Ae. At June 30, 1996, such accrual amounted to $335,680 and in management's opinion, was appropriate based on existing facts and circumstances. Under the most adverse circumstances, however, this potential liability could reach $860,000 as provided in independent engineering studies and evaluation. In the event that future remediation expenditures are in excess of amounts accrued, management does not anticipate that they will have a material adverse effect on the combined financial position of the companies.

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE H - RELATED PARTY TRANSACTIONS:

     a. Donno Company, Inc. received from North Hempstead Transfer, Inc. (a related corporation) $54,000. in 1995 for management services provided in managing its corporate affairs.

     b. During 1995, Donno Company, Inc. entered into a joint venture with Resource N.E. of Long Island, Inc. to bid on and service municipal contracts. The resulting entity operates under the name Residential Services of Suffolk. Donno Company, Inc. holds a one-third interest in this joint venture. Several five year contracts have been awarded to Residential Services of Suffolk beginning January 1, 1996. Gross annual billing for these contracts will approximate $1,601,000.

     c. Donno Company, Inc. entered into an agreement with Bennu Waste Management, Inc. (a related corporation) to provide management services. Donno Company, Inc. received $74,506 in 1994 under this contract.

     d. Bennu Waste Management, Inc. (a related corporation) at June 30, 1995 and 1994 held an unsecured note against N.R.T. Realty Corp. (see Note
          F)

     e. Shareholders of N.R.T. Realty Corp. (a related corporation) at June 30, 1995 and 1994 held unsecured notes against N.R.T. Realty Corp. (see Note F)

NOTE I - SUPPLEMENTAL CASH FLOW INFORMATION:

     a.   Supplemental disclosure of cash flow information:


                                                             1996                 1995                   1994
                                                            ------               ------                 ------
        Cash paid for interest:
              Donno Company, Inc.                          $   19,841            $    941               $   1,311
              Suffolk Waste Systems, Inc.                       1,192               7,092                     558
              N.R.T. Realty Corp.                              15,474              15,465                  18,336
                                                           ----------            --------               ---------

              Total                                        $   36,507            $ 23,498               $  20,205
                                                           ==========            ========               =========

NOTE J - PENSION PLAN:

     The Company maintains a non-contributory defined benefit pension plan for all non-union employees who have attained minimum service and age requirements. The benefits are based upon earnings of covered employees during the period of credited service.

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE J - PENSION PLAN: - CONTINUED

The following table sets forth the plan's funded status and the components of net pension income:

                                                                      1996             1995             1994
                                                                      ----             ----             ----
Actuarial present value of accumulated obligations:
     Vested benefits                                              $2,734,571       $2,841,238       $2,749,250
     Non-vested benefits                                               1,291                -            1,184
                                                                  ----------       ----------       ----------

Projected benefit obligation for service rendered to date         $3,063,202       $3,041,411       $3,012,249
Plan assets at fair value, primarily marketable securities         3,427,476        2,825,807        3,027,456
                                                                  ----------       ----------       ----------

Plan assets in excess of projected benefit obligation             $  364,274       $ (215,604)      $   15,207

Unrecognized net (assets) value being amortized over 17 years       (252,511)        (281,839)        (311,167)
Unrecognized prior service cost                                     (340,462)        (366,927)        (393,392)
Unrecognized net loss due to past experience different from
     assumptions made                                                418,994        1,058,951          848,158
                                                                  ----------       ----------       ----------

                  Prepaid pension cost                            $  190,295       $  194,581       $  158,806
                                                                  ==========       ==========       ==========

     Assumptions used:
        Weighted average discount rate                                   7.0%             7.0%             7.0%
        Rate of increase in compensation levels                          5.0%             5.0%             5.0%
        Expected long-term rate of return on assets                      9.0%             9.0%             9.0%

     Net pension income consisted of the following components:
        Service cost benefits earned during the year              $   50,584       $   44,798       $   79,002
        Interest cost on projected benefit obligations               202,977          201,347          229,032
        Net amortization and deferral                                532,451         (306,596)        (121,231)
        Actual return on plan assets                                (781,726)          24,676         (151,533)
                                                                  ----------       ----------       ----------

                  Net pension (income) expense                    $    4,286       $  (35,775)      $   35,270
                                                                  ==========       ==========       ==========

All full-time union employees are covered under a separate union defined contribution pension plan. Contributions to the plan were $114,160, 150,726 and $141,065 in 1996, 1995 and 1994, respectively.

NOTE K - UNUSUAL CHARGES:

     During 1996, Donno Company, Inc. reached a severance agreement with Teamster local 813. The computed cost of those employees accepting the severance arrangements amounted to $150,762. The Company anticipates an additional 30 employees to accept the severance arrangements with a projected cost of $ 180,000. Total charges to operating expenses amounted to $330,762 for the year ended June 30, 1996.

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994


NOTE L - QUARTERLY RESULTS (UNAUDITED):

                                               First              Second            Third             Forth
1996

   Revenues                              $  2,473,543           $ 2,352,078        $3,123,440        $3,415,933

   Net Income                                  74,526              (509,235)          262,765          (468,353)

1995

   Revenues                                 3,405,691             3,537,164         2,884,505         3,458,210

   Net Income                                  29,545                65,825           176,449           679,874

1994

   Revenues                                 3,133,546             3,197,928         3,127,977         3,373,642

   Net Income                                 120,641                11,628           415,409          (136,646)

NOTE M - SUBSEQUENT EVENTS

     On January 31, 1997, the Companies merged with Eastern Environmental Services, Inc.(EESI). All of the issued common stock of the companies were exchanged solely for voting stock of EESI, the parent and sole shareholder. The parties intend that the transaction contemplated hereby qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

                     DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION
                                 COMBINING BALANCE SHEET

                                         ASSETS

                                                                                     JUNE 30, 1996
                                                        ---------------------------------------------------------------------------
                                                                          SUFFOLK WASTE
                                                        DONNO CO., INC.   RESIDENT. SERV. N.R.T. REALTY     ELIMINATIONS   COMBINED
CURRENT ASSETS:
    Cash and cash equivalents                                  971,687           88,829        75,013                     1,135,529
    Marketable securities, at lower of cost or market          340,375                                                      340,375
    Accounts receivable (less allowance for doubtful
    accounts of $69,060)                                       408,406          122,403                                     530,809
    Prepaid expenses and other current assets                   95,184           73,310           196                       168,690
    Loan receivable                                             18,818                                         (18,818)           0
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL CURRENT ASSETS                                     1,834,470          284,542        75,209          (18,818)   2,175,403
                                                            ----------       ----------   -----------       ----------   ----------
 PROPERTY, PLANT AND EQUIPMENT, AT COST:
    Land                                                       127,500                         55,000                       182,500
    Building                                                   490,970                        220,000                       710,970
    Equipment                                                4,818,046          269,930                                   5,087,976
    Furniture, fixtures and improvements                       351,145            3,361                                     354,506
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL PROPERTY, PLANT AND EQUIPMENT                      5,787,661          273,291       275,000                0    6,335,952

    LESS: ACCUMULATED DEPRECIATION                           4,166,327           95,169        34,048                     4,295,544
                                                            ----------       ----------   -----------       ----------   ----------
    NET PROPERTY, PLANT AND EQUIPMENT                        1,621,334          178,122       240,952                0    2,040,408
                                                            ----------       ----------   -----------       ----------   ----------
OTHER ASSETS:
    Deposits and advances                                        7,525                                          (5,000)       2,525
    Cash surrender value of life insurance policies             66,300                                                       66,300
    Prepaid pension cost                                       190,295                                                      190,295
    Investment Residential Services of Suffolk                  80,544                                                       80,544
    Loan receivable                                            231,182                                        (231,182)           0
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL OTHER ASSETS                                         575,846                0             0         (236,182)     339,664
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL ASSETS                                             4,031,650          462,664       316,161         (255,000)   4,555,475
                                                            ==========       ==========   ===========       ==========   ==========

                                               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Notes payable to bank                                      250,000                                                      250,000
    Current installments of  long-term debt                    159,865                         18,818           18,818      159,865
    Accounts payable                                           383,197          207,440                                     590,637
    Accrued expenses and other liabilities                     307,064           22,557         5,000            5,000      329,621
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL CURRENT LIABILITIES                                1,100,126          229,997        23,818           23,818    1,330,123

LONG-TERM DEBT, NET OF CURRENT INSTALLMENTS                    641,263                        231,182          231,182      641,263

OTHER LIABILITIES:
    Environmental remediation                                  335,680                                                      335,680
                                                           -----------       ----------   -----------       ----------   ----------
    TOTAL LIABILITIES                                        2,077,069          229,997       255,000          255,000    2,307,066
                                                           -----------       ----------   -----------       ----------   ----------
STOCKHOLDERS' EQUITY
    Common stock; voting                                       564,160              900         3,000                       568,060
    Common stock; non-voting                                   710,841                                                      710,841
    Additional paid-in-capital                                 332,689                                                      332,689
    Retained earnings                                          346,891          231,767        58,161                       636,819
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL STOCKHOLDERS' EQUITY                               1,954,581          232,667        61,161                0    2,248,409
                                                            ----------       ----------   -----------       ----------   ----------
CONTINGENCIES
                                                            ----------       ----------   -----------       ----------   ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               4,031,650          462,664       316,161          255,000    4,555,475
                                                            ==========       ==========   ===========       ==========   ==========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - Business Combination

                                                                     COMBINING BALANCE SHEET

                                                                                    ASSETS

                                                                                          JUNE 30, 1995
                                                            -----------------------------------------------------------------------
                                                                               SUFFOLK WASTE
                                                            DONNO CO., INC.    RESIDENT. SERV. N.R.T. REALTY ELIMINATIONS  COMBINED
CURRENT ASSETS:
        Cash and cash equivalents                                 1,626,031           387,443          8,200               2,021,674
        Accounts receivable (less allowance for doubtful
            accounts of $66,187)                                    434,371            23,327                                457,698
        Prepaid expenses and other current assets                   189,903            33,290            982                 224,175
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL CURRENT ASSETS                                      2,250,305           444,060          9,182            0  2,703,547
                                                            ---------------    --------------  ------------- ------------  ---------
PROPERTY, PLANT AND EQUIPMENT, AT COST:
        Land                                                        127,500                           55,000                 182,500
        Building                                                    490,970                          220,000                 710,970
        Equipment                                                 3,863,315           375,720                              4,239,035
        Furniture, fixtures and improvements                        342,896             3,361                                346,257
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL PROPERTY, PLANT AND EQUIPMENT                       4,824,681           379,081        275,000            0  5,478,762

        LESS: ACCUMLATED DEPRECIATION                             4,075,831           148,739         27,064               4,251,634
                                                            ---------------    --------------  ------------- ------------  ---------
        NET PROPERTY, PLANT AND EQUIPMENT                           748,850           230,342        247,936            0  1,227,128
                                                            ---------------    --------------  ------------- ------------  ---------
OTHER ASSETS:
        Deposits and advances                                         6,500             5,000                     (10,000)     1,500
        Cash surrender value of life insurance policies              62,544                                                   62,544
        Prepaid pension cost                                        194,581                                                  194,581
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL OTHER ASSETS                                          263,625             5,000              0      (10,000)   258,625
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL ASSETS                                              3,262,780           679,402        257,118      (10,000) 4,189,300
                                                            ===============    ==============  ============= ============  =========

                                                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
        Notes payable to bank                                                         300,000                                300,000
        Current installments of  long-term debt                                                       21,945                  21,945
        Accounts payable                                            444,715            10,035                                454,750
        Accrued expenses and other liabilities                      100,436            33,953         10,000       10,000    134,389
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL CURRENT LIABILITIES                                   545,151           343,988         31,945       10,000    911,084

LONG-TERM DEBT, NET OF CURRENT INSTALLMENTS                                                          131,510                 131,510
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL LIABILITIES                                           545,151           343,988        163,455       10,000  1,042,594
                                                            ---------------    --------------  ------------- ------------  ---------
STOCKHOLDERS' EQUITY
        Common stock; voting                                        564,160               900          3,000                 568,060
        Common stock; non-voting                                    710,841                                                  710,841
        Additional paid-in-capital                                  332,689                                                  332,689
        Retained earnings                                         1,109,939           334,514         90,663               1,535,116
                                                            ---------------    --------------  ------------- ------------  ---------
        TOTAL STOCKHOLDERS' EQUITY                                2,717,629           335,414         93,663            0  3,146,706
                                                            ---------------    --------------  ------------- ------------  ---------
CONTINGENCIES

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                3,262,780           679,402        257,118       10,000  4,189,300
                                                            ===============    ==============  ============= ============  =========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. and RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION
                            COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS

                                                                        TWELVE MONTHS ENDED JUNE 30, 1995
                                                  --------------------------------------------------------------------------
                                                                    SUFFOLK WASTE
                                                  DONNO CO., INC.   RESIDENT. SERV.   N.R.T. REALTY   ELIMINATIONS  COMBINED
REVENUES                                               11,193,940        2,151,630           60,000      120,000  13,285,570
                                                  ---------------   --------------    -------------   ----------  ----------
OPERATING EXPENSES
        Salaries, excluding officers'                   3,080,403          529,336                                 3,609,739
        Incineration and disposal                       4,616,259          328,615                                 4,944,874
        Truck operations                                  717,187          262,461                                   979,648
        Depreciation                                      138,181           46,116            6,984                  191,281
        Taxes                                             384,027           46,438            5,501                  435,966
        Insurance                                         680,268           89,065                                   769,333
        Group insurance and hospitalization               406,921           52,639                                   459,560
        Interest                                              941            7,092           15,465                   23,498
        Pensions                                           96,324           18,627                                   114,951
        Advertising and promotion                          67,504              650                                    68,154
        Maintenance                                        38,151              639                                    38,790
        Office                                             77,892            9,863                                    87,755
        Uniforms                                           21,133                                                     21,133
        Legal and accounting                               49,683            7,850              835                   58,368
        Heating and electricity                            35,515              572                                    36,087
        Other                                              27,305          123,517            1,178     (120,000)     32,000
                                                  ---------------   --------------    -------------   ----------  ----------
        TOTAL OPERATING EXPENSES                       10,437,694        1,523,480           29,963     (120,000) 11,871,137
                                                  ---------------   --------------    -------------   ----------  ----------
        OPERATING PROFIT BEFORE OFFICERS' SALARIES        756,246          628,150           30,037            0   1,414,433

        OFFICERS' SALARIES                                522,600                                                    522,600
                                                  ---------------   --------------    -------------   ----------  ----------
        OPERATING PROFIT                                  233,646          628,150           30,037            0     891,833
                                                  ---------------   --------------    -------------   ----------  ----------
OTHER INCOME:
        Interest and dividend income                       51,097            4,701                                    55,798
        Other, net                                         26,469           10,000                2                   36,471
                                                  ---------------   --------------    -------------   ----------  ----------
        Total other income                                 77,566           14,701                2            0      92,269
                                                  ---------------   --------------    -------------   ----------  ----------
        NET INCOME BEFORE INCOME TAXES                    311,212          642,851           30,039            0     984,102

        Less: income taxes                                  6,630           25,454              325                   32,409
                                                  ---------------   --------------    -------------   ----------  ----------
        NET INCOME                                        304,582          617,397           29,714            0     951,693

        Retained earnings at beginning of period          961,357          215,117           60,949                1,237,423

        Dividends declared and paid                      (156,000)        (498,000)                                 (654,000)
                                                  ---------------   --------------    -------------   ----------  ----------
        RETAINED EARNING AT END OF YEAR                 1,109,939          334,514           90,663            0   1,535,116
                                                  ===============   ==============    =============   ==========  ==========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. and RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION

                       COMBINING STATEMENT OF CASH FLOWS

                                                                           TWELVE MONTHS ENDED JUNE 30, 1995
                                                     -----------------------------------------------------------------------------
                                                     DONNO CO., INC.     SUFFOLK WASTE    N.R.T. REALTY     ELIMINATIONS  COMBINED
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                            304,582           617,397            29,714                         951,693

  Adjustments to reconcile net income (loss) to net
    cash provided by operating activities
    Depreciation                                        138,181            46,116             6,984                         191,281
    Loss (gain) on sale of property                     (14,200)                                                            (14,200)
    (Increase) decrease in prepaid pension cost         (35,775)                                                            (35,775)

   Changes in current assets and liabilities:
     Accounts receivable                                506,265            82,363                                           588,628
     Prepaid expenses and other current assets          (38,554)          (19,003)            1,178                         (56,379)
     Accounts payable and accrued expenses             (121,823)          (31,579)                                         (153,402)
                                                     ----------          --------         ---------         ----------    ---------
       Net cash provided by operating activities        738,676           695,294            37,876                  0    1,471,846
                                                     ----------          --------         ---------         ----------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                 (130,649)         (163,707)                                         (294,356)
  Proceeds from sale of equipment                        14,200                                                              14,200
  Investments sold, marketable securities               155,985                                                             155,985
  (Increase) decrease in other assets                    (4,844)                                                             (4,844)
                                                     ----------          --------         ---------         ----------    ---------
     Net cash (used in) investing activities             34,692          (163,707)                0                  0     (129,015)
                                                     ----------          --------         ---------         ----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of notes and loans                               430,000                                           430,000
  Repayments of notes and loans                         (28,333)         (130,000)          (33,479)                       (191,812)
  Cash dividends to stockholders                       (156,000)         (498,000)                                         (654,000)
                                                     ----------          --------         ---------         ----------    ---------
    Net cash (used in) financing activities            (184,333)         (198,000)          (33,479)                 0     (415,812)
                                                     ----------          --------         ---------         ----------    ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS    589,035           333,587             4,397                  0      927,019

  Cash and cash equivalents at beginning of year      1,036,996            53,856             3,803                       1,094,655
                                                     ----------          --------         ---------         ----------    ---------
  Cash and cash equivalents at  end of year           1,626,031           387,443             8,200                  0    2,021,674
                                                     ==========          ========         =========         ==========    =========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. and RESIDENTIAL SERVICES and
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION

                            COMBINING BALANCE SHEET

                                    ASSETS

                                                                                        JUNE 30, 1994
                                                         ---------------------------------------------------------------------------
                                                                          SUFFOLK WASTE
                                                         DONNO CO., INC.  RESIDENT. SERV.   N.R.T. REALTY   ELIMINATIONS   COMBINED
CURRENT ASSETS:
  Cash and cash equivalents                                1,036,996        53,856               3,803                     1,094,655
    Marketable securities, at lower of cost or market        155,985                                                         155,985
    Accounts receivable (less allowance for doubtful
      accounts of $79,004)                                   940,636       105,690                                         1,046,326
    Prepaid expenses and other current assets                126,349        14,287               2,159                       142,795
    Loan receivable                                           25,000                                                          25,000
                                                          ----------       -------           ---------      ---------      ---------
    TOTAL CURRENT ASSETS                                   2,284,966       173,833               5,962              0      2,464,761
                                                          ----------       -------           ---------      ---------      ---------
PROPERTY, PLANT AND EQUIPMENT, AT COST:
  Land                                                       127,500                            55,000                       182,500
  Building                                                   490,970                           220,000                       710,970
  Equipment                                                3,821,137       212,013                                         4,033,150
  Furniture, fixtures and improvements                       330,820         3,361                                           334,181
                                                          ----------       -------           ---------      ---------      ---------
  TOTAL PROPERTY, PLANT AND EQUIPMENT                      4,770,427       215,374             275,000              0      5,260,801

  LESS: ACCUMULATED DEPRECIATION                           4,014,045       102,623              20,079                     4,136,747
                                                          ----------       -------           ---------      ---------      ---------
  NET PROPERTY, PLANT AND EQUIPMENT                          756,382       112,751             254,921              0      1,124,054
                                                          ----------       -------           ---------      ---------      ---------
OTHER ASSETS:
  Deposits and advances                                        5,025         5,000                            (10,000)            25
  Cash surrender value of life insurance policies             59,175                                                          59,175
  Prepaid pension cost                                       158,806                                                         158,806
                                                          ----------       -------           ---------      ---------     ----------
  TOTAL OTHER ASSETS                                         223,006         5,000                   0        (10,000)       218,006
                                                          ----------       -------           ---------      ---------     ----------
  TOTAL ASSETS                                             3,264,354       291,584             260,883        (10,000)     3,806,821
                                                          ==========       =======           =========      =========     ==========

                                               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current installments of long-term debt                      28,333                             33,478                      61,811
  Accounts payable                                           569,519        69,035                                          638,554
  Accrued expenses and other liabilities                      97,455         6,532               10,000        10,000       103,987
                                                          ----------    ----------           ----------     ---------     ---------
  TOTAL CURRENT LIABILITIES                                  695,307        75,567               43,478        10,000       804,352

LONG-TERM DEBT, NET OF CURRENT INSTALLMENTS                                                     153,456                     153,456
                                                          ----------    ----------           ----------     ---------     ---------
  TOTAL LIABILITIES                                          695,307        75,567              196,934        10,000       957,808
                                                          ----------    ----------           ----------     ---------     ---------
STOCKHOLDERS' EQUITY
  Common stock; voting                                       564,160           900                3,000                     568,060
  Common stock; non-voting                                   710,841                                                        710,841
  Additional paid-in-capital                                 332,689                                                        332,689
  Retained earnings                                          961,357       215,117               60,949                   1,237,423
                                                          ----------    ----------           ----------     ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                               2,569,047       216,017               63,949             0     2,849,013
                                                          ----------    ----------           ----------     ---------     ---------
CONTINGENCIES

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               3,264,354       291,584              260,883        10,000     3,806,821
                                                          ==========    ==========           ==========     =========     =========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. and RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - Business Combination

             COMBINING STATEMENT OF INCOME AND RETAINED EARCNINGS

                                                                             TWELVE MONTHS ENDED JUNE 30, 1994
                                                     -------------------------------------------------------------------------------
                                                                          SUFFOLK WASTE
                                                     DONNO CO., INC.     RESIDENT. SERV.    N.R.T. REALTY   ELIMINATIONS  COMBINED
REVENUES                                                  11,607,785      1,225,308              60,000        60,000    12,833,093
                                                     ---------------     ----------         -----------     ---------    ----------
OPERATING EXPENSES
        Salaries, excluding officers'                      3,061,231        283,193                                       3,344,424
        Incineration and disposal                          5,107,685        338,962                                       5,446,647
        Truck operations                                     734,322        138,418                                         872,740
        Depreciation                                         206,006         34,069               5,675                     245,750
        Taxes                                                385,017         18,276               5,527                     408,820
        Insurance                                            730,798         62,635                                         793,433
        Group insurance and hospitalization                  390,211         22,769                                         412,980
        Interest                                               1,311            558              18,336                      20,205
        Pensions                                             168,194          9,141                                         177,335
        Advertising and promotion                             51,874          1,100                                          52,974
        Maintenance                                           25,939            233                                          26,172
        Office                                                87,346          3,033                                          90,379
        Uniforms                                              18,895                                                         18,895
        Legal and accounting                                  19,702          6,950                 885                      27,537
        Heating and electricity                               37,815            453                                          38,268
        Other                                                 60,504         33,852                 785       (60,000)       35,141
                                                     ---------------     ----------         -----------     ---------    ----------
        TOTAL OPERATING EXPENSES                          11,086,850        953,642              31,208       (60,000)   12,011,700
                                                     ---------------     ----------         -----------     ---------    ----------
        OPERATING PROFIT BEFORE OFFICERS' SALARIES           520,935        271,666              28,792             0       821,393

        OFFICERS' SALARIES                                   455,160                                                        455,160
                                                     ---------------     ----------         -----------     ---------    ----------
        OPERATING PROFIT                                      65,775        271,666              28,792             0       366,233
                                                     ---------------     ----------         -----------     ---------    ----------
OTHER INCOME:
        Interest and dividend income                          41,252            652                                          41,904
        Other, net                                            20,381                                                         20,381
                                                     ---------------     ----------         -----------     ---------    ----------
        Total other income                                    61,633            652                   0             0        62,285
                                                     ---------------     ----------         -----------     ---------    ----------
        NET INCOME BEFORE INCOME TAXES                       127,408        272,318              28,792             0       428,518

        Less: income taxes                                    15,675          1,486                 325                      17,486
                                                     ---------------     ----------         -----------     ---------    ----------
        NET INCOME                                           111,733        270,832              28,467             0       411,032

        Retained earnings at beginning of year               949,824        142,285              44,482                   1,136,591

        Dividends declared and paid                         (159,000)      (198,000)            (12,000)                   (369,000)

        Prior period adjustment CSV life insurance            58,800                                                         58,800
                                                     ---------------     ----------         -----------     ---------    ----------
        RETAINED EARNINGS AT END OF YEAR                     961,357        215,117              60,949             0     1,237,423
                                                     ===============     ==========         ===========     =========    ==========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. and RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION

              COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS

                                                                           TWELVE MONTHS ENDED JUNE 30, 1996
                                                 --------------------------------------------------------------------------------
                                                                    SUFFOLK WASTE
                                                 DONNO CO., INC.   RESIDENT. SERV.   N.R.T. REALTY   ELIMINATIONS      COMBINED
REVENUES                                               9,022,425         2,839,133          47,000       543,564       11,364,994
                                                 ---------------    --------------        --------    ----------     ------------
OPERATING EXPENSES
        Salaries, excluding officers'                  2,418,769           669,197                                      3,087,966
        Incineration and disposal                      3,275,034         1,193,563                                      4,468,597
        Truck operations                                 932,183            46,825                                        979,008
        Depreciation and amortization                    187,207            33,676           6,984                        227,867
        Taxes                                            303,486            75,547           7,093                        386,126
        Insurance                                        621,767           168,184                                        789,951
        Group insurance and hospitalization              279,948           148,211                                        428,159
        Interest                                          19,841             1,192          15,474                         36,507
        Pensions                                         118,446                                                          118,446
        Advertising and promotion                         59,849               250                                         60,099
        Maintenance                                       38,029                                                           38,029
        Office                                            91,623            13,278                                        104,901
        Uniforms                                          18,488                                                           18,488
        Legal and accounting                              94,301            10,950             840                        106,091
        Heating and electricity                           43,561               288                                         43,849
        Other                                             62,450           512,149             786        (543,564)        31,821
        Unusual charges:
           Union severence settlement                    330,762                                                          330,762
           Environmental remediation                     335,680                                                          335,680
                                                 ---------------    --------------        --------    ------------   ------------
        TOTAL OPERATING EXPENSES                       9,231,424         2,873,310          31,177        (543,564)    11,592,347
                                                 ---------------    --------------        --------    ------------   ------------
        OPERATING PROFIT BEFORE OFFICERS'
         SALARIES                                       (208,999)          (34,177)         15,823               0       (227,353)

        OFFICERS' SALARIES                               538,860                                                          538,860
                                                 ---------------    --------------        --------    ------------   ------------
        OPERATING PROFIT                                (747,859)          (34,177)         15,823               0       (766,213)
                                                 ---------------    --------------        --------    ------------   ------------
OTHER INCOME:
        Interest and dividend income                      52,728             2,397                                         55,125
        Other, net                                        59,833            13,358                                         73,191
                                                 ---------------    --------------        --------    ------------   ------------
        Total other income                               112,561            15,755               0               0        128,316
                                                 ---------------    --------------        --------    ------------   ------------
        NET INCOME BEFORE INCOME TAXES                  (635,298)          (18,422)         15,823               0       (637,897)

        Less: income taxes                                 1,750               325             325                          2,400
                                                 ---------------    --------------        --------    ------------   ------------
        NET INCOME                                      (637,048)          (18,747)         15,498               0       (640,297)

        Retained earnings at beginning of year         1,109,939           334,514          90,663                      1,535,116

        Dividends declared and paid                     (126,000)          (84,000)        (48,000)                      (258,000)
                                                 ---------------    --------------        --------    ------------   ------------
        RETAINED EARNINGS AT END OF YEAR                 346,891           231,767          58,161               0        636,819
                                                 ===============    ==============        ========    ============   ============

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. and RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION

                       COMBINING STATEMENT OF CASH FLOWS

                                                                             TWELVE MONTHS ENDED JUNE 30, 1996
                                                             ----------------------------------------------------------------------
                                                             DONNO CO., INC.  SUFFOLK WASTE   N.R.T. REALTY ELIMINATIONS   COMBINED
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                                 (637,048)       (18,747)         15,498                 (640,297)

        Adjustments to reconcile net income (loss) to net
           cash provided by operating activities
              Depreciation                                          187,207         33,676           6,984                  227,867
              Loss (gain) on sale of property                        17,268         (6,456)                                  10,812
              Unrecognized loss (gain) on marketable securities      (7,164)                                                 (7,164)
              (Increase) decrease in prepaid pension cost             4,286                                                   4,286

        Changes in current assets and liabilities:
           Accounts receivable                                       25,965        (99,076)                                 (73,111)
           Prepaid expenses and other current assets                 94,719        (40,020)            786                   55,485
           Accounts payable and accrued expenses                    145,110        186,009          (5,000)                 326,119
           Other liabilities                                        335,680                                                 335,680
                                                             --------------   ------------    ------------  ------------ ----------
              Net cash provided by operating activities             166,023         55,386          18,268             0    239,677
                                                             --------------   ------------    ------------  ------------ ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
        Capital expenditures                                     (1,076,392)                                             (1,076,392)
        Proceeds from sale of equipment                                (567)        25,000                                   24,433
        Loans receivable                                           (250,000)                                     250,000          0
        Investments made, marketable securities                    (479,919)                                               (479,919)
        Investments sold, marketable securities                      66,164                                                  66,164
        (Increase) decrease in other assets                          (4,781)         5,000                                      219
                                                             --------------   ------------    ------------  ------------ ----------
              Net cash (used in) investing activities            (1,745,495)        30,000               0       250,000 (1,465,495)
                                                             --------------   ------------    ------------  ------------ ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Proceeds from issuance of notes and loans                 1,100,510                        250,000      (250,000) 1,100,510
        Repayments of notes and loans                               (49,382)      (300,000)       (153,455)                (502,837)
        Cash dividends to stockholders                             (126,000)       (84,000)        (48,000)                (258,000)
                                                             --------------   ------------    ------------  ------------ ----------
              Net cash (used in) financing activities               925,128       (384,000)         48,545      (250,000)   339,673
                                                             --------------   ------------    ------------  ------------ ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               (654,344)      (298,614)         66,813             0   (886,145)

        Cash and cash equivalents at beginning of year            1,626,031        387,443           8,200                2,021,674
                                                             --------------   ------------    ------------  ------------ ----------
        CASH AND CASH EQUIVALENTS AT  END OF YEAR                   971,687         88,829          75,013             0  1,135,529
                                                             ==============   ============    ============  ============ ==========

                      DONNO COMPANY, INC., SUFFOLK WASTE
                  SYSTEMS, INC. AND RESIDENTIAL SERVICES AND
                              N.R.T. REALTY CORP.

                    Notes to Combined Financial Statements
                   Years ended June 30, 1996, 1995 and 1994

NOTE M - BUSINESS COMBINATION

                       COMBINING STATEMENT OF CASH FLOWS

                                                                                TWELVE MONTHS ENDED JUNE 30, 1994
                                                         ---------------------------------------------------------------------------
                                                         DONNO CO., INC.   SUFFOLK WASTE    N.R.T. REALTY   ELIMINATIONS    COMBINED
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                               111,733           270,832           28,467                    411,032

     Adjustments to reconcile net income (loss) to net
        cash provided by operating activities
           Depreciation                                       206,006            34,069            5,675                    245,750
           Loss (gain) on sale of property                    (17,359)                                                      (17,359)
           (Increase) decrease in prepaid pension cost         35,270                                                        35,270

     Changes in current assets and liabilities:
        Accounts receivable                                  (566,213)          (27,109)                                   (593,322)
        Prepaid expenses and other current assets              51,404            (3,110)             785                     49,079
        Accounts payable and accrued expenses                  75,361            33,473                                     108,834
                                                         ------------      ------------     ------------    ------------  ---------
           Net cash provided by operating activities         (103,798)          308,155           34,927               0    239,284
                                                         ------------      ------------     ------------    ------------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                     (51,948)          (67,523)                                   (119,471)
     Proceeds from sale of equipment                           33,768                                                        33,768
     Investments made, marketable securities                 (327,057)                                                     (327,057)
     Investments sold, marketable securities                  447,366                                                       447,366
     (Increase) decrease in other assets                          600             1,000                                       1,600
                                                         ------------      ------------     ------------    ------------  ---------
           Net cash (used in) investing activities            102,729           (66,523)               0               0     36,206
                                                         ------------      ------------     ------------    ------------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Repayments of notes and loans                            (70,833)          (18,750)         (30,607)                  (120,190)
     Cash dividends to stockholders                          (159,000)         (198,000)         (12,000)                  (369,000)
                                                         ------------      ------------     ------------    ------------  ---------
           Net cash (used in) financing activities           (229,833)         (216,750)         (42,607)              0   (489,190)
                                                         ------------      ------------     ------------    ------------  ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         (230,902)           24,882           (7,680)              0   (213,700)

     Cash and cash equivalents at beginning of year         1,267,898            26,974           11,483                  1,308,355
                                                         ------------      ------------     ------------    ------------  ---------
     CASH AND CASH EQUIVALENTS AT  END OF YEAR              1,036,996            53,856            3,803               0  1,094,655
                                                         ============      ============     ============    ============  =========

COMBINED FINANCIAL STATEMENTS                  REVISED PER EASTERN ENVIRONMENTAL

                      JUNE 30, 1993
      ----------------------------------------------
ASSETS
------
                                                          DONNO CO., INC.   SUFFOLK WASTE   N.R.T. REALTY   ELIMINATIONS    COMBINED
CURRENT ASSETS:
   Cash and cash equivalents                                  1,267,898          28,974           11,463                   1,308,355
   Marketable securities, at lower of cost or market            276,294                                                      276,294
   Accounts receivable (less allowance for doubtful
     accounts of $65,509)                                       374,423          78,581                                      453,004
   Prepaid expenses and other current assets                    202,753          11,177            2,945                     216,875
                                                          -------------      ----------      -----------     -----------   ---------
   TOTAL CURRENT ASSETS                                       2,121,368         118,732           14,428               0   2,254,528
                                                          -------------      ----------      -----------     -----------   ---------

PROPERTY, PLANT AND EQUIPMENT, AT COST:
   Land                                                         127,500                           55,000                     182,500
   Building                                                     490,970                          220,000                     710,970
   Equipment                                                  4,044,524         144,490                                    4,189,014
   Furniture, fixtures and improvements                         313,374           3,361                                      316,735
                                                          -------------      ----------      -----------     -----------   ---------
   TOTAL PROPERTY, PLANT AND EQUIPMENT                        4,976,368         147,851          275,000               0   5,399,219

   LESS: ACCUMULATED DEPRECIATION                             4,049,519          68,554           14,405                   4,132,478
                                                          -------------      ----------      -----------     -----------   ---------
   NET PROPERTY, PLANT AND EQUIPMENT                            926,849          79,297          260,595               0   1,266,741
                                                          -------------      ----------      -----------     -----------   ---------
OTHER ASSETS:
   Purchased routes                                                                                                                0
   Deposits and advances                                          6,000           6,000                          (10,000)      2,000
   Prepaid pension cost                                         194,076                                                      194,076
                                                          -------------      ----------      -----------     -----------   ---------
   TOTAL OTHER ASSETS                                           200,076           6,000                0         (10,000)    196,076
                                                          -------------      ----------      -----------     -----------   ---------
   TOTAL ASSETS                                               3,248,293         204,029          275,023         (10,000)  3,717,345
                                                          =============      ==========      ===========     ===========   =========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES;
   Current installments of long-term debt                        70,833          18,750           30,607                     120,190
   Accounts payable                                             501,955          40,269                                      542,224
   Accrued expenses and other liabilities                        89,658           1,825           10,000          10,000      91,483
                                                           ------------      ----------      -----------     -----------   ---------
   TOTAL CURRENT LIABILITIES                                    662,446          60,844           40,607          10,000     753,897

LONG-TERM DEBT, NET OF CURRENT INSTALLMENTS                      28,333                          186,934                     215,267
                                                           ------------      ----------      -----------     -----------   ---------
   TOTAL LIABILITIES                                            690,779          60,844          227,541          10,000     969,164
                                                           ------------      ----------      -----------     -----------   ---------
STOCKHOLDERS' EQUITY
   Common stock; voting                                         564,160             900            3,000                     568,060
   Common stock; non-voting                                     710,841                                                      710,841
   Additional paid-in-capital                                   332,689                                                      332,689
   Retained earnings                                            949,824         142,285           44,482                   1,136,591
                                                           ------------      ----------      -----------     -----------   ---------
   TOTAL STOCKHOLDERS' EQUITY                                 2,557,514         143,185           47,482               0   2,748,181
                                                           ------------      ----------      -----------     -----------   ---------
CONTINGENCIES

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 3,248,293         204,029          275,023          10,000   3,717,345
                                                           ============      ==========      ===========     ===========   =========

             DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC. AND
                 RESIDENTIAL SERVICES AND N.R.T. REALTY, INC.

                            COMBINED BALANCE SHEETS
                                  (UNAUDITED)

                                    ASSETS

                                                               December 31, 1996
                                                               -----------------
CURRENT ASSETS:
        Cash and cash equivalents                                 $   1,102,376
        Marketable securities, at lower of cost or market               188,875
        Accounts receivable (less allowance for doubtful
            accounts of $55,137)                                        436,546
        Prepaid expenses and other current assets                        69,844
                                                                  -------------
        TOTAL CURRENT ASSETS                                          1,797,641

PROPERTY, PLANT AND EQUIPMENT, AT COST:
        Land                                                            182,500
        Building                                                        710,970
        Equipment                                                     5,071,294
        Furniture, fixtures and improvements                            368,232
                                                                  -------------
        TOTAL PROPERTY, PLANT AND EQUIPMENT                           6,332,996

        LESS: ACCUMULATED DEPRECIATION                                4,387,655
                                                                  -------------
        NET PROPERTY, PLANT AND EQUIPMENT                             1,945,341

OTHER ASSETS:
        Deposits and advances                                             1,500
        Cash surrender value of life insurance policies                  69,000
        Prepaid pension cost                                            275,820
        Investment Residential Services of Suffolk                       64,523
                                                                  -------------
        TOTAL OTHER ASSETS                                              410,843
                                                                  -------------
        TOTAL ASSETS                                                  4,153,825
                                                                  =============
                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
        Notes payable to bank
        Current installments of  long-term debt                         162,247
        Accounts payable                                                518,807
        Accrued expenses and other liabilities                          354,479
                                                                  -------------
        TOTAL CURRENT LIABILITIES                                     1,035,533

LONG-TERM DEBT, NET OF CURRENT INSTALLMENTS                             559,530

OTHER LIABILITIES:
        Environmental remediation                                       335,680
                                                                  -------------
        TOTAL LIABILITIES                                             1,930,743

STOCKHOLDERS' EQUITY
        Common stock; voting                                            568,060
        Common stock; non-voting                                        710,841
        Additional paid-in-capital                                      332,689
        Retained earnings                                               611,492
                                                                  -------------
        TOTAL STOCKHOLDERS' EQUITY                                    2,223,082
                                                                  -------------
CONTINGENCIES

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    4,153,825
                                                                  =============

                     "See accountants' compilation report"

             DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC. AND
                 RESIDENTIAL SERVICES AND N.R.T. REALTY, INC.

              COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                                  (UNAUDITED)

                                                        Six Months Ended
                                                        December 31, 1996
                                                        -----------------
REVENUES                                                   $ 6,537,376

OPERATING EXPENSES
        Salaries, excluding officers'                        1,686,003
        Incineration and disposal                            2,835,312
        Truck operations                                       496,009
        Depreciation and amortization                          125,610
        Taxes                                                  216,241
        Insurance                                              363,041
        Group insurance and hospitalization                    349,631
        Interest                                                44,607
        Advertising and promotion                               18,113
        Maintenance                                             15,910
        Office                                                  45,857
        Uniforms                                                11,786
        Legal and accounting                                    41,274
        Heating and electricity                                 19,194
        Other                                                   16,776
                                                           -----------
        TOTAL OPERATING EXPENSES                             6,285,364
                                                           -----------
        OPERATING PROFIT BEFORE OFFICERS' SALARIES             252,012

        OFFICERS' SALARIES                                     166,473
                                                           -----------
        OPERATING PROFIT                                        85,539

OTHER INCOME:
        Interest and dividend income                            21,480
        Other, net                                              40,108
                                                           -----------
        Total other income                                      61,588
                                                           -----------
        NET INCOME BEFORE INCOME TAXES                         147,127

        Less: income taxes                                       1,454
                                                           -----------
        NET INCOME (LOSS)                                      145,673

        Retained earnings at beginning of year                 636,819

        Dividends declared and paid                           (171,000)
                                                           -----------
        RETAINED EARNINGS AT END OF PERIOD                     611,492
                                                           ===========

                     "See accountants' compilation report"

             DONNO COMPANY, INC., SUFFOLK WASTE SYSTEMS, INC. AND
                 RESIDENTIAL SERVICES AND N.R.T. REALTY, INC.

                       COMBINED STATEMENT OF CASH FLOWS
                                (UNAUDITED)

                                                                                 SIX MONTHS ENDED
                                                                                 DECEMBER 31, 1996
                                                                       -------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net income                                                                  $  145,673

        Adjustments to reconcile net income (loss) to net
           cash provided by operating activities
              Depreciation                                                             125,610
              Loss (gain) on sale of property                                           (5,500)
              Unrecognized loss (gain) on marketable securities                         17,412
              (Increase) decrease in prepaid pension cost                              (85,525)

        CHANGES IN CURRENT ASSETS AND LIABILITIES:
           Accounts receivable                                                          94,263
           Prepaid expenses and other current assets                                    98,846
           Accounts payable and accrued expenses                                       (46,972)
                                                                                    ----------
              Net cash provided by operating activities                                343,807

CASH FLOWS FROM INVESTING ACTIVITIES:
        Capital expenditures                                                           (30,543)
        Proceeds from sale of equipment                                                  5,500
        Investments made, marketable securities                                       (291,163)
        Investments sold, marketable securities                                        441,272
        (Increase) decrease in other assets                                             (1,675)
                                                                                    ----------
              Net cash (used in) investing activities                                  123,391

CASH FLOWS FROM FINANCING ACTIVITIES:
        Repayments of notes and loans                                                 (329,351)
        Cash dividends to stockholders                                                (171,000)
                                                                                     ---------
              Net cash (used in) financing activities                                 (500,351)
                                                                                     ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (33,153)

        Cash and cash equivalents at beginning of year                               1,135,529
                                                                                    ----------
        CASH AND CASH EQUIVALENTS AT END OF YEAR                                     1,102,376
                                                                                    ==========
Supplemental disclosures

                     "See accountants' compilation report"

COMBINED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
-----------------------

             SIX MONTHS ENDED DECEMBER 31, 1996
      -------------------------------------------------
                                                                           SUFFOLK WASTE
                                                          DONNO C0., INC   RESIDENT. SERV.  N.R.T. REALTY   ELIMINATIONS   COMBINED
REVENUES                                                     3,993,949       3,166,896           21,375       644,844     6,537,376
                                                          ------------     -----------      -----------     ---------     ---------
OPERATING EXPENSES
   Salaries, excluding officers'                               856,342         829,661                                    1,686,003
   Incineration and disposal                                 1,506,040       1,329,272                                    2,835,312
   Truck operations                                            450,008          46,001                                      496,009
   Depreciation and amortization                               108,276          13,842            3,492                     125,610
   Taxes                                                       138,008          74,729            3,504                     216,241
   Insurance                                                   226,110         136,931                                      363,041
   Group insurance and hospitalization                         149,725         199,906                                      349,631
   Interest                                                     38,433                            6,174                      44,607
   Pensions                                                          0                                                            0
   Advertising and promotion                                    18,113                                                       18,113
   Maintenance                                                  15,910                                                       15,910
   Office                                                       36,693           6,164                                       45,857
   Uniforms                                                      3,792           7,994                                       11,786
   Legal and accounting                                         37,170           4,104                                       41,274
   Heating and electricity                                      19,194                                                       19,194
   Other                                                        37,331         624,093              196      (644,844)       16,776
                                                          ------------     -----------      -----------     ---------     ---------
   TOTAL OPERATING EXPENSES                                  3,644,145       3,272,697           13,366      (644,844)    6,285,364
                                                          ------------     -----------      -----------     ---------     ---------
   OPERATING PROFIT BEFORE OFFICERS' SALARIES                  349,804        (105,801)           8,009             0       252,012

   OFFICERS' SALARIES                                          166,473                                                      166,473
                                                          ------------     -----------      -----------     ---------     ---------
   OPERATING PROFIT                                            183,331        (105,801)           8,009             0        85,539
                                                          ------------     -----------      -----------     ---------     ---------
OTHER INCOME:
   Interest and dividend income                                 21,068             412                                       21,480
   Other, net                                                   38,750           1,358                                       40,108
                                                          ------------     -----------      -----------     ---------     ---------
   Total other income                                           59,818           1,770                0             0        61,588
                                                          ------------     -----------      -----------     ---------     ---------
NET INCOME BEFORE TAXES AND EXTRAORDINARY ITEM                 243,149        (104,031)           8,009             0       147,127

   Extraordinary expense
                                                          ------------     -----------      -----------     ---------     ---------
   NET INCOME BEFORE INCOME TAXES                              243,149        (104,031)           8,009             0       147,127

   Less: income taxes                                            1,292             162                                        1,454
                                                          ------------     -----------      -----------     ---------     ---------
   NET INCOME                                                  241,857        (104,193)           8,009             0       145,673

   Retained earnings beginning of year                         346,891         231,767           58,161                     636,819

   Dividends declared and paid                                 (93,000)                         (78,000)                   (171,000)
                                                          ------------     -----------      -----------     ---------     ---------
   RETAINED EARNINGS END OF YEAR                               495,748         127,574          (11,830)            0       611,492
                                                          ============     ===========      ===========     =========     =========

COMBINED FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS

            SIX MONTHS ENDED DECEMBER 31, 1996
          ----------------------------------------
                                                           DONNO CO., INC.   SUFFOLK WASTE   N.R.T. REALTY  ELIMINATIONS   COMBINED
CASH FLOWS FROM OPERATING  ACTIVITIES:
          Net income                                            241,857         (104,193)        8,009                      145,673

          Adjustments to reconcile net income (loss)
           to net cash provided by operating activities
             Depreciation                                       108,276           13,842         3,492                      125,610
             Loss (gain) on sale of property                     (5,500)                                                     (5,500)
             Unrecognized loss (gain) on marketable securities   17,412                                                      17,412
             (Increase) decrease in prepaid pension cost        (85,525)                                                    (85,525)

          Changes in current assets and liabilities:
           Accounts receivable                                   96,277           (2,014)                                    94,263
           Prepaid expenses and other current assets             66,126           32,524           196                       98,846
           Accounts payable and accrued expenses               (115,577)          68,505                                    (46,972)
                                                             --------------  ---------------  -----------  ------------  ----------
             Net cash provided by operating activities         (323,346)           8,764        11,697               0      343,807
                                                             --------------  ---------------  -----------  ------------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
          Capital expenditures                                  (30,543)                                                    (30,543)
          Proceeds from sale of equipment                         5,500                                                       5,500
          Loans receivable                                        7,704                                          7,704            0
          Investments made, marketable securities              (291,163)                                                   (291,163)
          Investments sold, marketable securities               441,272                                                     441,272
          (Increase) decrease in other assets                    (1,675)                                                     (1,675)
                                                             --------------  ---------------  -----------  ------------  -----------
             Net cash (used in) investing activities            131,095                0             0         (7,704)      123,391
                                                             --------------  ---------------  -----------  ------------  ----------


CASH FLOWS FROM FINANCING  ACTIVITIES:
          Proceeds from issuance of notes and loans                                                                               0
          Repayments of notes and loans                        (329,351)                        (7,704)         7,704      (329,351)
          Cash dividends to  stockholders                       (93,000)                       (78,000)                    (171,000)
                                                             -------------  ----------------  -----------  ------------  -----------
             Net cash (used in) financing activities           (422,351)               0       (85,704)             0      (500,351)
                                                             -------------  ----------------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             32,090            8,764       (74,007)             0       (33,153)

          Cash and cash equivalents at beginning of year        971,687           88,829        75,013                    1,135,529
                                                             -------------  ----------------  -----------  ------------  ----------
          CASH AND CASH EQUIVALENTS AT  END OF YEAR           1,003,777           97,593         1,006              0     1,102,376
                                                             =============  ================  ===========  ============  ==========

COMBINED FINANCIAL STATEMENTS

               DECEMBER 31, 1996
     ----------------------------------------

ASSETS
------                                                                      SUFFOLK WASTE
                                                         DONNO CO., INC.    RESIDENT. SERV.  N.R.T. REALTY  ELIMINATIONS   COMBINED
CURRENT ASSETS:
        Cash and cash equivalents                            1,003,777            97,593            1,006                 1,102,376
        Marketable securities, at lower of cost or
           market                                              188,875                                                      188,875
        Accounts receivable (less allowance for
           doubtful accounts of $55,137)                       312,129           124,417                                    436,546
        Prepaid expenses and other current assets               29,058            40,786                                     69,844
        Loan receivable                                         19,293                                         (19,293)           0
                                                             ---------           -------          --------     ---------- ---------
        TOTAL CURRENT ASSETS                                 1,553,132           262,796            1,006      (19,293)   1,797,641
                                                             ---------           -------          --------     ---------- ---------
PROPERTY, PLANT AND EQUIPMENT, AT COST:
        Land                                                   127,500                             55,000                   182,500
        Building                                               490,970                            220,000                   710,970
        Equipment                                            4,801,364           269,930                                  5,071,294
        Furniture, fixtures and improvements                   364,871             3,361                                    368,232
                                                             ---------           -------          --------     ---------- ---------
        TOTAL PROPERTY, PLANT AND EQUIPMENT                  5,784,705           273,291          275,000              0  6,332,996

        LESS: ACCUMLATED  DEPRECIATION                       4,241,104           109,011           37,540                 4,387,655
                                                             ---------           -------          -------      ---------- ---------
        NET PROPERTY, PLANT AND EQUIPMENT                    1,543,601           164,280          237,460              0  1,945,341
                                                             ---------           -------          -------      ---------- ---------
OTHER ASSETS:
        Deposits and advances                                    6,500                                            (5,000)     1,500
        Cash surrender value of life insurance policies         69,000                                                       69,000
        Prepaid pension cost                                   275,820                                                      275,820
        Investment Residential Services of Suffolk              64,523                                                       64,253
        Loan receivable                                        223,003                                          (223,003)         0
                                                             ---------           -------          -------      ---------- ---------
        TOTAL OTHER ASSETS                                     638,846                 0                0       (223,003)   410,843
                                                             ---------           -------          -------      ---------- ---------
        TOTAL ASSETS                                         3,735,579           427,076          238,466       (247,296) 4,153,825
                                                             =========           =======          =======      ========== =========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
        Current installments of long-term debt                167,247                              19,293         19,293    162,247
        Accounts payable                                      267,057            251,750                                    518,807
        Accrued expenses and other liabilities                307,627             46,852            5,000          5,000    354,479
                                                            ---------            -------          -------      ---------  ---------
        TOTAL CURRENT LIABILITIES                             736,931            298,602           24,293         24,293  1,035,533

LONG-TERM DEBT, NET OF CURRENT INSTALLMENTS                   559,530                             223,003        223,003    559,530

OTHER LIABILITIES:
           Environmental remediation                          335,680                                                       335,680
                                                            ---------            -------          -------      ---------  ---------
           TOTAL LIABILITIES                                1,632,141            298,602          247,296        247,296  1,930,533
                                                            ---------            -------          -------      ---------  ---------
STOCKHOLDERS' EQUITY
        Common stock; voting                                  564,160                900            3,000                   568,060
        Common stock; non-voting                              710,841                                                       710,841
        Additional paid-in-capital                            332,689                                                       332,689
        Retained earnings                                     495,748            127,574          (11,830)                  611,492
                                                            ---------            -------          --------     ---------  ---------

        TOTAL STOCKHOLDERS' EQUITY                          2,103,438            128,474           (8,830)             0  2,223,082
                                                            ---------            -------          --------     ---------  ---------
CONTINGENCIES

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          3,735,579            427,076          238,466        247,296  4,153,825
                                                            =========            =======          =======      =========  =========

        UNAUDITED PRO FORMA CONSOLIDATED SUMMARY OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 1996 AND SIX MONTHS ENDED DECEMBER 31, 1996.

     The following unaudited pro forma consolidated Statements of Operations for the year ended June 30, 1996 and the six months ended December 31, 1996 give effect to (i) the acquisition of Allied Environmental Services, Inc. and Affiliates ("Allied") for consideration of $700,000 in Eastern Environmental Services, Inc. common stock at an assumed fair market value of $6.00 per share,
(ii) the acquisition of Super Kwik, Inc. ("Super Kwik") and Waste Maintenance Services, Inc. ("Maintenance") pursuant to the terms of an Agreement of Merger,
(iii) the acquisition of R & A Bender, Inc. and certain real estate owned by R & A Bender Property, Ltd ("Bender") for consideration of $16,483,510 in cash and $1,000,000 in Eastern Environmental Services, Inc. common stock at a fair market value of $9.375 per share, and (iv) the acquisition of Donno Company, Inc., Suffolk Waste Systems, Inc., and Residential Services and N.R.T. Realty Corp. (Collectively referred to as "Donno Companies") pursuant to the terms of a Reorganization Plan and Agreement dated December 31, 1996. The Shareholders of Super Kwik and Maintenance received 2,308,176 shares of the Registrant's common stock in exchange for all issued and outstanding shares of Super Kwik and Maintenance. The Shareholders of the Donno Companies received 1,137,951 shares of the Registrant's common stock in exchange for all issued and outstanding shares of the Donno Companies. The above transactions are presented as if they had occurred on July 1, 1995. The Super Kwik and Maintenance and the Donno Companies business combinations were accounted for using the pooling of interests method, and as a result, no material pro forma adjustments were deemed necessary to reflect the results of operations on a consolidated basis for these business combinations.

     The following unaudited pro forma financial data may not be indicative of what the results of operations of Eastern Environmental Services, Inc. would have been, had the transactions to which such data gives effect had been completed on the date assumed, nor are such data necessarily indicative of the results of operations of Eastern Environmental Services, Inc. that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the historical financial statements and notes of Eastern Environmental Services, Inc. as filed in the Company's annual report filed on Form 10-K for the three years ended June 30, 1996 and the historical financial statements of the Donno Company, Inc., Suffolk Waste System, Inc., Residential Services and N.R.T. Realty Corporation appearing elsewhere in this filing.

           UNAUDITED FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                         THE YEAR ENDED JUNE 30, 1996

                                 Eastern                Allied          Super Kwik, Inc.                              R&A
                              Environmental          Environmental         And Waste                R&A              Bender
                             Services, Inc.         Services, Inc.         Management          Bender, Inc.      Property, Ltd
                             --------------         --------------      ----------------       ------------      -------------
Revenues                         $ 7,632,503             $10,549,739          $20,521,676          $8,454,211         $490,270

Cost of revenues                   6,857,418               8,211,825           15,393,721           5,812,906               --
                                  -----------              ----------          -----------          ----------        --------

Gross profit                         775,085               2,337,914            5,127,955           2,641,305          490,270


Selling, general and
administrative expenses            3,853,145               3,231,358            4,992,880           2,703,425           41,954
                                   ----------             -----------          -----------         -----------        --------

Operating loss income             (3,078,060)               (893,444)             135,075              62,120          448,316

Interest expense                    (153,428)               (108,881)            (439,074)           (113,115)

Other (expense) income              (268,555)             (2,820,058)               9,599             277,518            3,032
                                  -----------             -----------          -----------          ----------        --------

(Loss) income before
   income taxes (benefit)         (3,500,043)             (1,817,733)            (294,400)            102,283          451,348

 Income taxes (benefit)                   --                      --              (12,087)                 --               --
                                  -----------            ------------          -----------         -----------        --------

Net income (loss)                $(3,500,043)            $(2,820,058)         $  (282,313)         $  102,283         $451,348
                                  ===========             ===========          ===========         ===========        ========

Weighted average number
   of shares outstanding

Loss per share
                                                  Donno Co., Inc.,
                                                   Suffolk  Waste
                                                  Systems, Inc. and
                                                     Residential
                                                    Services, and               Pro Forma                   Pro Forma
                                                    N.R.T. Corp.               Adjustments                Consolidated
                                                    ------------               -----------                ------------

Revenues                                           $11,364,994               $  (183,919)     (7)          $58,346,104

                                                                                (483,370)     (8)

                                                                                (667,289)

                                                                                (734,001)     (2)

                                                                                (390,709)     (7)
                                                                              ----------

Cost of revenues                                     9,237,902                (1,124,710)                   44,389,062
                                                     ---------                ----------                    -----------

Gross profit                                         2,127,092                   457,421                    13,957,042

                                                                                (137,032)     (1)

                                                                                 172,515      (2)

                                                                                (885,723)     (3)

                                                                                (797,459)     (6)

                                                                                (483,370)     (8)

Selling, general and                                                              (9,807)     (7)
                                                                              ----------
  administrative expenses                            2,856,798                (2,140,876)                   15,538,684
                                                     ---------                ----------                    -----------
Operating loss income                                 (729,706)                2,598,297                    (1,581,642)

Interest expense                                       (36,507)               (1,168,191)     (5)           (2,019,196)

Other (expense) income                                 128,316                 1,817,733      (4)              149,910
                                                     ---------                ----------                    -----------

(Loss) income before
   income taxes (benefit)                             (637,897)                3,247,839                    (3,450,928)


Income taxes (benefit)                                   2,400                        --                        (9,687)
                                                     ---------                ----------                    -----------

Net income (loss)                                  $  (640,297)              $ 3,247,839                   $(3,441,241)
                                                     =========                ==========                   ============

Weighted average number
   of shares outstanding                                                                      (8)           (8,103,463)
                                                                                                           ============


   Loss  per share                                                                                               $(.42)
                                                                                                            ===========

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR
                              ENDED JUNE 30, 1996

(1) To adjust depreciation and amortization expense for the change in the basis of property and equipment, net of historical depreciation and amortization of Allied Environmental Services, Inc. and affiliates had the purchase of the assets of Allied been completed on July 1, 1995.

(2) To adjust depreciation and amortization expense for the change in the basis of property, equipment, landfill site costs and intangible assets as if the purchase of Bender had been completed on July 1, 1995 net of historical depreciation and amortization expense of R&A Bender, Inc. and R&A Bender Property, Ltd. and to reflect the Company's methodology of amortizing landfill site costs and closure and post-closure costs. Landfill site costs and closure and post-closure costs are amortized based upon consumed airspace using the unit-of-production method of airspace filled during the period in relation to estimates of total available airspace.

(3) To eliminate intercompany administrative charges related directly to cost sharing arrangements provided by Allied's prior parent, which were terminated as a result of the purchase transaction. Such administrative services were absorbed by excess capacity at the Company and the Company has not hired additional employees to perform these administrative services.

(4) To adjust for the write-off of certain intangible assets of Allied, to reflect the recording of purchase accounting as if the acquisition was consummated at the beginning of the year, whereby the Company would have assigned a value of zero to this intangible asset.

(5) To record additional interest expense of $1,168,191 from borrowings (at the Company's average borrowing rate of 8%) under the Company's Revolving Credit Facility of $15.8 million incurred to consummate the acquisition of Bender, net of historical interest expense of $113,115.

(6) To reflect the decrease in Bender's selling, general and administrative expenses consisting of contractual reductions to former owners' salaries of $606,815, and for the termination of R&A Bender's Profit Sharing Plan of $190,644. The contractual reduction in owner salaries and the terminating of R&A Bender's profit sharing plan were directly attributable to the acquisition transaction.

(7) To reflect the elimination of revenues and operating expenses relating to certain operations of Bender not acquired by EESI.

(8) To reflect the elimination of intercompany rental revenues and expense between R&A Bender, Inc. and R&A Bender Property, Ltd.

(9) For the purposes of determining pro forma earnings per share, the issuance of 116,667 and 106,667 shares of common stock as consideration for the purchase of assets of Allied, the stock of R&A Bender, Inc., were considered to have been outstanding from July 1, 1995.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                         THE YEAR ENDED JUNE 30, 1995


                                                                                      Donno Co., Inc.,
                                                                                       Suffolk Waste
                                            Eastern         Super Kwik, Inc. and      Systems, Inc. and
                                          Environmental     Waste Maintenance        Residential Services       Pro Forma
                                           Services, Inc      Services, Inc.          and N.R.T. Corp.         Consolidated
                                         ----------------   ---------------------   ----------------------    --------------

Revenues                                       $8,650,945             $18,865,547              $13,285,570       $40,802,062

Cost of revenues                                7,430,228              14,736,898               10,253,431        32,420,557
                                         ----------------   ---------------------   ----------------------    --------------
Gross Profit                                    1,220,717               4,128,649                3,032,139         8,381,505

Selling, general and
  administrative expenses                       3,149,863               3,224,249                2,116,808         8,490,920
                                         ----------------   ---------------------   ----------------------    --------------
Operating (loss) income                        (1,929,146)                904,400                  915,331          (109,415)

Interest expense                                 (226,463)               (330,671)                 (23,498)         (580,632)
Other (expense) income                            365,888                  30,227                   92,269           488,384
                                         ----------------   ---------------------   ----------------------    --------------
(Loss) income before
  income taxes (benefit)                       (1,789,721)                603,956                  984,102          (201,663)

Income tax (benefit) expense                     (242,171)                 62,669                   32,409          (147,093)
                                         ----------------   ---------------------   ----------------------   ---------------
Net (loss) income                        $     (1,547,550)               $541,287                 $951,693          $(54,570)
                                         ================   =====================   ======================   ===============
Net (loss) income per share                                                                                     $      (0.01)
                                                                                                             ===============
Weighted avg # of shares
 outstanding                                                                                                       7,844,359
                                                                                                             ===============

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                         THE YEAR ENDED JUNE 30, 1994

                                                                                   Donno Co., Inc.,
                                                                                    Suffolk Waste
                                         Eastern        Super Kwik, Inc. and      Systems, Inc. and
                                      Environmental      Waste Maintenance       Residential Services          Pro Forma
                                     Services, Inc.       Services, Inc.           and N.R.T. Corp.           Consolidated
                                     ---------------   ----------------------   ----------------------      ----------------
Revenues                             $ 8,480,955             $16,000,394               $12,833,093              $37,314,442

Cost of revenues                       6,138,295              12,598,739                10,398,589               29,135,623
                                    -------------            ------------              ------------             ------------
Gross profit                           2,342,660               3,401,655                 2,434,504                8,178,819

Selling, general and
  administrative expenses              3,442,193               2,864,279                 2,048,066                8,354,538
                                    -------------            ------------              ------------             ------------
Operating (loss) income               (1,099,533)                537,376                   386,438                 (175,719)

Interest expense                         (75,132)               (276,581)                  (20,205)                (371,918)
Other (expense) income                   155,933                   8,071                    62,285                  226,289
                                    -------------            ------------              ------------             ------------
(Loss) income before
   income taxes (benefit)             (1,018,732)                268,866                   428,518                 (321,348)

Income tax (benefit) expense            (295,759)                 49,573                    17,486                 (228,700)
                                    -------------            ------------              ------------             ------------

Net (loss) income                     $ (722,973)            $   219,293               $   411,032              $   (92,648)
                                    =============            ============              ============             ============

Net (loss) income per share                                                                                         $ (0.01)
                                                                                                               =============
Weighted avg # of shares
  outstanding                                                                                                     7,836,332
                                                                                                               =============

          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                    THE SIX MONTHS ENDED DECEMBER 31, 1996

                                                                           Donno Co., Inc.,
                                                                            Suffolk Waste
                             Eastern                       R&A Bender     Systems, Inc. and
                           Environmental        R&A         Property,    Residential Services   Pro Forma         Pro Forma
                           Services, Inc.   Bender, Inc.      Ltd.         and N.R.T. Corp.    Adjustments       Consolidated
                           ---------------  -------------  -------------  -----------------    ------------      -------------
Revenues                   21,983,649       $4,294,638        $214,324       $6,537,376           $(41,019)   (4)  $32,778,286
                                                                                                  (210,682)   (5)
                                                                                                ----------
                                                                                                  (251,701)
                                                                                                ----------

                                                                                                  (196,402)   (1)
                                                                                                  (206,352)   (4)
                                                                                                ----------
Cost of revenues           16,441,679        2,692,988           1,602        5,403,647           (402,754)         24,137,162
                           ----------       ----------         -------        ---------         ----------         -----------
Gross profit                5,541,970        1,601,650         212,722        1,133,729            151,053           8,641,124

                                                                                                    76,769    (1)
                                                                                                  (963,807)   (2)
                                                                                                    (6,085)   (4)
Selling, general and                                                                              (210,682)   (5)
                                                                                                ----------
 administrative expenses    3,657,400        1,949,947          17,382        1,003,583         (1,103,805)          5,524,507
Merger costs                1,856,340               --              --          955,000                 --           2,811,340
                           ----------       ----------        --------        ---------         ----------         -----------
Operating (loss) income        28,230         (348,297)        195,340         (824,854)         1,254,858             305,277
                                                                                                ----------

Interest expense             (385,246)          (7,243)             --          (44,607)          (529,754)   (3)     (966,850)
                                                                                                ----------
Other (expense) income        206,678          245,746              --           61,588                 --             514,012
                            ---------       ----------        --------        ---------         ----------         -----------
(Loss) income before
  income taxes (benefit)     (150,338)        (109,794)        195,340         (807,273)           725,104            (147,561)
                                                                                                ----------
Income tax (benefit)
 expense                      694,561                0              --            9,454                  0             704,015   (6)
                            ---------       ----------        --------        ---------         ----------         -----------
Net (loss) income           $(844,899)       $(109,794)       $195,340        $(817,327)          $725,104           $(851,576)
                            =========       ==========        ========        =========         ==========         ===========
Earnings per share                                                                                                      $(0.07)

Weighted avg # of shares
     outstanding                                                                                                    12,191,905   (7)
                                                                                                                   ===========

     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR
                    THE SIX MONTHS ENDED DECEMBER 31, 1996


(1) To adjust depreciation and amortization expense for the change in the basis of property, equipment, landfill site costs and intangible assets as if the purchase of Bender had been completed on July 1, 1996 net of historical depreciation and amortization expense of R&A Bender, Inc. and R&A Bender Property, Ltd. and to reflect the Company's methodology of amortizing landfill site costs and closure and post-closure costs. Landfill site costs and closure and post-closure costs are amortized based upon consumed airspace using the unit-of-production method of airspace filled during the period in relation to estimates of total available airspace.

(2) To reflect the decrease in Bender's selling, general and administrative expenses consisting of a contractual reduction made to the former owners' salaries of $706,807 and for the termination of R&A Bender's Profit Sharing Plan of $257,000. The contracted reduction in owner salaries and the termination of R&A Bender's profit sharing plan were directly attributable to the acquisition transaction.

(3) To record additional interest expense of $529,754 resulting from borrowings under the Company's Revolving Credit Facility of $15.8 million incurred to consummate the acquisition of R&A Bender, net of historical interest expense of $38,291.

(4) To reflect the elimination of revenues and operating expenses relating to certain operations of Bender not acquired by EESI.


(5) To reflect the elimination of intercompany rental revenues and expenses between R&A Bender, Inc. and R&A Bender Property, Ltd.

(6) The Company's pro forma effective tax provision is after consideration of the realization of federal net operating loss carryforwards and the reversal of the related valuation allowance previously recorded. Additionally, the consolidated tax provisions includes $668,000 reflecting the recording of a deferred tax provision as of the date of the Super Kwik and Donno mergers, at which time the entities's Corporation elections were terminated.

(7) For the purposes of determining pro forma earnings per share, the issuance of 63,066 shares of common stock as partial consideration for the purchase of the stock of R&A Bender, Inc., was considered to have been outstanding from July 1, 1996.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

     The following unaudited pro forma consolidated balance sheets as of December 31, 1996 give effect to (i) the acquisition of Allied Environmental Services, Inc. and Affiliates ("Allied") for consideration of approximately $700,000 in Eastern Environmental Services, Inc. common stock at an assumed fair market value of $6.00 per share; (ii) the acquisition of Super Kwik, Inc. and Waste Maintenance Services, Inc. pursuant to the terms of an Agreement of Merger, (iii) the completion on August 9, 1996 of the private placement of Eastern Environmental Services, Inc. ("EESI") stock, providing net proceeds of $9,275,752 after issuance expense of $724,248, (iv) the acquisition of R & A Bender, Inc. and certain real estate owned by R & A Bender Property, Ltd. ("Bender") for consideration of $16,483,510 in cash and $1,000,000 in Eastern Environmental Services, Inc. common stock at a fair market value of $9.375 per share, and (v) the acquisition of the Donno Company, Inc., Suffolk Waste Systems, Inc, and Residential Services and N.R.T. Realty Corp. ("Donno Companies) pursuant to terms of a Reorganization Plan and Agreement dated December 31, 1996, by and among Norman Taylor, Thomas King, Robert Donno ("Shareholders"), Eastern Environmental Services, Inc.("Registrant") and Eastern Waste of Long Island, Inc. ("EWLI"), a wholly owned subsidiary of the Registrant. The above transactions are presented as if they had occurred on June 30, 1996.

     The following unaudited pro forma financial data may not be indicative of what the financial condition of EESI would have been, had the transactions to which such data gives effect been completed on the date assumed, nor are such data necessarily indicative of the financial condition of EESI that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the historical financial statements and notes of Eastern Environmental Services, Inc. as filed in the Company's annual report filed on Form 10-K for the three years ended June 30, 1996 and the historical financial statements of Donno Company, Inc. , Suffolk Waste Systems, Inc. and Residential Services and N.R.T. Realty Corporation appearing elsewhere in this filing.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

                                                                    Donno Co., Inc.,
                                                                 Suffolk Waste Systems,
                                                                  Inc. and Residential
                                          Eastern Environmental    Services and N.R.T.       Pro Forma                Pro Forma
                                             Services, Inc.               Corp.             Adjustments              Consolidated
                                          ---------------------  ----------------------    --------------         ------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents               $       5,107,323     $           1,102,376                             $       6,209,699
  Accounts receivable, net of                     6,879,776                   436,546                                     7,316,322
     allowance
  Deferred income taxes                             442,035                                                                 442,035
  Tax refund receivable                              45,296                                                                  45,296
  Prepaid expenses and other
     current assets                               2,341,444                   258,719                                     2,600,163
                                          -----------------     ---------------------                             -----------------
    TOTAL CURRENT ASSETS                         14,815,874                 1,797,641                                    16,613,515

PROPERTY, PLANT AND EQUIPMENT
  Land                                            1,869,224                   182,500                                     2,051,724
  Landfill sites                                 29,388,892                                                              29,388,892
  Buildings and leasehold                         2,756,136                   710,970                                     3,467,106
     improvements
  Vehicles                                        9,556,470                                                               9,556,470
  Machinery and equipment                         8,666,192                 5,071,294                                    13,737,486
  Furniture and fixtures                            900,743                   368,232                                     1,268,975
                                          -----------------     ---------------------                             -----------------
    TOTAL PROPERTY, PLANT
      AND EQUIPMENT                              53,137,657                 6,332,996                                    59,470,653

Accumulated depreciation                        (13,781,147)               (4,387,655)                                  (18,168,800)
                                          -----------------     ---------------------                             -----------------
Net property and equipment                       39,356,510                 1,945,341                                    41,301,851

Assets held for resale                              521,512                                                                 521,512
Excess cost over fair market value
  of net assets acquired, net of
  accumulated amortization                        9,506,766                                                               9,506,766
Intangible assets, net of accumulated
  amortization                                    1,059,814                                                               1,059,814
Notes receivable from shareholders
  / officers                                        432,902                                                                 432,902
Other assets                                        863,181                   410,843                                     1,274,024
                                          -----------------     ---------------------                             -----------------
    TOTAL ASSETS                          $      66,556,559     $           4,153,825                             $      70,710,384
                                          =================     =====================                             =================

LIABILITIES AND AND STOCKHOLDERS'
  EQUITY

CURRENT LIABILITIES
  Short-term borrowings                   $               0     $                   0                             $               0
  Current maturities of long-term                   735,543                                                                 735,543

    debt
  Current position of long-term debt and
    obligations under capital leases              1,391,283                   162,247                                     1,553,530
  Accounts payable                                4,385,943                   518,807                                     4,904,750
  Accrued expenses                                6,680,539                   354,479                                     7,035,018
  Income taxes payable                               98,980                                                                  98,980
  Current portion of accrued
    environmental costs                             870,000                                                                 870,000
                                          -----------------     ---------------------                             -----------------
      TOTAL CURRENT LIABILITIES                  14,162,288                 1,035,533                                    15,197,821

Deferred income taxes                             2,209,007                                                               2,209,007
Long-term debt                                   18,444,535                   559,530                                    19,004,065
Capital lease obligations - long-term             2,649,362                                                               2,649,362
Accrued landfill closure and other
  environmental costs                             7,762,679                   335,680                                     8,098,359

STOCKHOLDERS' EQUITY:
  Common stock, $.01 par value:                     120,911                 1,278,901            (1,267,521) (1)            132,291
  Additional paid-in capital                     23,023,700                   332,689             1,267,521  (1)         24,623,910
  Retained earnings (deficit)                    (1,739,664)                  611,492                                    (1,128,172)


  Less treasury stock at cost -
    39,100 common shares                            (76,259)                        0                     0                 (76,259)

                                          -----------------     ---------------------      ----------------       -----------------
TOTAL STOCKHOLDERS' EQUITY                       21,328,688                 2,223,082                     0              23,551,770
                                          -----------------     ---------------------      ----------------       -----------------
TOTAL LIABILITY AND  STOCKHOLDERS'
  EQUITY                                  $      66,556,559     $           4,153,825      $              0       $      70,710,384
                                          =================     =====================      ================       =================

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

1.) To record the exchange of the stock of the Donno Company, Inc., Suffolk Waste Systems, Inc., Residential Services, Inc. and N.R.T. Realty Corporation for Eastern Environmental Services, Inc. common stock.